SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (date of earliest event reported) September 30, 1998

                        TOUPS TECHNOLOGY LICENISNG, INC.
             (Exact name of registrant as specified in its charter)

         Florida                     000-23897                   59-3462501
State or other jurisdiction          Commission                (IRS Employer
of incorporation)                    File Number)           Identification No.)

             7887 Bryan Diary Road, Suite 105, Largo, Florida 33777
                    (address of principal executive offices)

Registrant's telephone number, including area code:  (813)-548-0918



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ITEM 1            Not applicable

ITEM 2            Not applicable

Item 3            Not applicable.

Item 4            Not applicable.

Item 5            Not applicable

Item 6            Not applicable.

Item 7    Attached are the

(1) pro forma condensed consolidated balance sheet of Toups Technology Licensing, Inc.atptember 30, 1998 and the pro forma condensed consolidated statements of operations for the nine month period ended September 30, 1998 and the period ended December 31, 1997, which give effect to the business combination of Brounley Associates, Inc., (Brounley) and TTL .

(2) unaudited Balance Sheet of Brounley Associates, Inc., and accompanying Statements of Operations, Stockholders' Eqiuty and Cash-Flows and Notes thereto for the interim period ended September 30, 1998.

(3) Independent Auditors' Report related to the audited balance sheets and accompanying statements of operations, stockholders' equity and cash-flows and Notes thereto of Brounley Associates, Inc. as of December 31, 1997, and the related statements of income, stockholders' equity and cash flows for the years then ended.

Item 8    Not applicable.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Toups Technology Licensing, Inc.
                                  (Registrant)



Date: July 28, 1999             Leon H. Toups, President
                                ------------------------
                                       (Signature)